UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2016

Manitowoc Foodservice, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2227 Welbilt Boulevard, New Port Richey, Florida 34655

(Address of principal executive offices, including ZIP code)

(727) 853-3079

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Indenture

On February 18, 2016, in connection with the previously announced spin-off (the “Spin-Off”) of Manitowoc Foodservice, Inc. (“Manitowoc Foodservice”) from The Manitowoc Company, Inc. (“Manitowoc ParentCo”), Manitowoc Foodservice’s wholly owned subsidiary, MTW Foodservice Escrow Corp. (the “Escrow Issuer”), entered into an indenture (the “Indenture”) with Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”). Pursuant to the Indenture, on the same date, the Escrow Issuer issued $425 million in aggregate principal amount of the Escrow Issuer’s 9.500% senior notes due 2024 (the “Notes”). The Notes bear interest at a rate of 9.500% per year, payable in cash semi-annually on February 15 and August 15 of each year, commencing on August 15, 2016. The Notes will mature on February 15, 2024, unless earlier repurchased or redeemed. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be resold by the initial purchasers (the “Initial Purchasers”) to qualified institutional buyers pursuant to Rule 144A (and outside the United States in reliance on Regulation S) under the Securities Act.

Following the issuance of the Notes, the Escrow Issuer and Manitowoc Foodservice deposited the proceeds from the Notes, together with an amount sufficient to fund a special mandatory redemption, as described below, into a segregated escrow account (the “Escrow Account”). The funds will be released from escrow (the “Escrow Release”) upon the delivery of an officers’ certificate to the escrow agent certifying, among other things, that substantially concurrently with the Escrow Release, the following conditions will be satisfied:

•	the Spin-Off will be consummated within five business days and no later than July 1, 2016;

•	Manitowoc Foodservice will use the escrowed funds to (i) pay a cash dividend to Manitowoc ParentCo in an amount sufficient, together with Manitowoc ParentCo’s other cash on hand, to repay certain of Manitowoc ParentCo’s existing debt and credit facilities (the “Dividend”) and (ii) pay certain fees and expenses, and Manitowoc ParentCo will use the proceeds from the Dividend accordingly;

•	substantially concurrently with the Escrow Release, the lenders under Manitowoc Foodservice’s new senior secured term loan B facility (the “Term Loan Facility”) will fund the term loan thereunder in an aggregate principal amount of at least $975 million, less any applicable discounts, fees and expenses;

•	immediately prior to the Escrow Release, the Escrow Issuer will be merged with and into Manitowoc Foodservice (the “Escrow Merger”);

•	immediately prior to the Escrow Release, Manitowoc Foodservice and each of its domestic restricted subsidiaries that is a borrower or a guarantor under the Term Loan Facility and Manitowoc Foodservice’s new senior secured revolving credit facility (the “Guarantors”) will have executed a supplemental indenture pursuant to which Manitowoc Foodservice will assume the Escrow Issuer’s obligations under the Notes and the Indenture and the Guarantors will guarantee the Notes as of the date of the Escrow Release;

•	immediately prior to the Escrow Release, Manitowoc Foodservice and the Guarantors will execute a joinder to the Registration Rights Agreement (as defined below);

•	Manitowoc Foodservice, the Escrow Issuer and the Guarantors will deliver certain opinions of counsel to the Trustee and the Initial Purchasers, as required under the Indenture and the purchase agreement related to the Notes; and

•	no event of default under the Indenture shall have occurred and be continuing (or would result therefrom).

If (x) by July 1, 2016, the escrow agent and the Trustee have not received the officers’ certificate regarding the conditions for the Escrow Release described above or (y) at any time prior to the Escrow Release, (i) the Escrow Issuer notifies the Trustee in writing that the board of directors of Manitowoc ParentCo has determined, in its sole and absolute discretion, that the Spin-Off is not in the best interests of Manitowoc ParentCo or its shareholders or is otherwise not advisable and that Manitowoc ParentCo will not pursue the completion of the Spin-Off, (ii) Manitowoc ParentCo, in its sole discretion, publicly announces that it will not pursue the completion of the Spin-Off or (iii) the Escrow Issuer notifies the Trustee in writing that the conditions for the Escrow Release cannot be satisfied on or prior to July 1, 2016, the Escrow Issuer will be required to notify noteholders and redeem the Notes within five business days thereafter at a special mandatory redemption price equal to 100% of the principal amount of the Notes, together with the interest accrued on the Notes from the issue date to but excluding the date of redemption.

From and after the Escrow Release, the Notes will be fully and unconditionally guaranteed, jointly and severally, on an unsecured basis by the Guarantors. Prior to the Escrow Release, the Notes will be secured by a first-priority lien on and security interest in the Escrow Account and the escrowed funds therein. From and after the Escrow Release, the Notes and the subsidiary guarantees will be senior unsecured obligations.

The Escrow Issuer or, after the Escrow Merger, Manitowoc Foodservice may redeem some or all of the Notes from time to time at a redemption price equal to the principal amount of the notes to be redeemed plus certain premiums as set forth in the Indenture. The Escrow Issuer or, after the Escrow Merger, Manitowoc Foodservice must generally offer to repurchase all of the outstanding Notes upon the occurrence of certain specific change of control events at a purchase price equal to 101% of the principal amount of Notes purchased plus accrued and unpaid interest to the date of purchase.

The Indenture provides for customary events of default, including with respect to the escrow arrangements. Generally, if an event of default occurs (subject to certain exceptions), the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding Notes may declare all the Notes to be due and payable immediately.

Among other things, the Indenture also limits the ability of Manitowoc Foodservice and its subsidiaries to engage in certain activities, including: incurring additional indebtedness or issuing certain preferred stock; paying dividends or making certain other restricted payments; incurring liens; entering into certain types of transactions with affiliates; and consolidating or merging with or into other companies or undergoing certain other fundamental changes (excluding the Escrow Merger and the Spin-Off). If, in the future, the Notes have investment grade credit ratings and no default or event of default exists under the Indenture, certain of these covenants will no longer apply to the Notes for so long as the Notes are rated investment grade. These and other covenants contained in the Indenture are subject to important exceptions and qualifications.

The foregoing description of the Notes and the Indenture is not complete and is qualified in its entirety by reference to the Indenture and the related form of Note, which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference.

Registration Rights Agreement

On February 18, 2016, in connection with the issuance of the Notes, the Escrow Issuer and Goldman, Sachs & Co., as representative of the Initial Purchasers, entered into an exchange and registration rights agreement (the “Registration Rights Agreement”) with respect to the Notes. Under the Registration Rights Agreement, the Escrow Issuer has agreed to: (i) file a registration statement (the “Registration Statement”) no later than 180 days after the closing date of the Notes offering to exchange the Notes for a new issue of debt securities registered under the Securities Act, with terms substantially identical to those of the Notes (except that such new debt securities will be registered under the Securities Act and will not contain the provisions for special interest described below); (ii) use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act no later than 365 days after the closing date of the Notes offering; and (iii) in certain circumstances, file a “shelf” registration statement for the registration and resale of the Notes.

If the Escrow Issuer fails to satisfy its obligations under the Registration Rights Agreement, then, until and including the last day the Escrow Issuer’s obligations remain unsatisfied, special interest, in addition to the base interest, will accrue on all outstanding Notes at a rate of 0.25% per annum for the first 90 days and an additional 0.25% per annum for each subsequent 90-day period, up to a maximum of 1.00% per annum.

As described above, shortly before and as a condition to the Escrow Release, Manitowoc Foodservice and each of the Guarantors will execute a joinder to the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2016, in anticipation of the Spin-Off, Manitowoc Foodservice filed its amended and restated certificate of incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware, and the Amended Certificate became effective the same day. The Amended Certificate is substantially the same as the form of amended and restated certificate of incorporation that was previously filed as Exhibit 3.1 to Amendment No. 3 to Manitowoc Foodservice’s Registration Statement on Form 10, which was filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2015, and that is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of Manitowoc Foodservice and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainty that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•	possible negative effects on Manitowoc Foodservice’s business operations, assets or financial results as a result of the Spin-Off;

•	unanticipated changes in revenues, margins, costs and capital expenditures;

•	the ability to significantly improve profitability;

•	the ability to increase operational efficiencies and to capitalize on those efficiencies;

•	realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those savings, synergies and options; and

•	risks and other factors cited in Manitowoc Foodservice’s filings with the SEC.

Manitowoc Foodservice undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect Manitowoc Foodservice’s actual results of operations is included in its filings with the SEC, including but not limited to its Registration Statement on Form 10, as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amended and Restated Certificate of Incorporation of Manitowoc Foodservice, Inc. (incorporated by reference to Exhibit 3.1 to Amendment No. 3 to the Registration Statement on Form 10 of Manitowoc Foodservice, Inc. (File No. 001-37548), filed on December 21, 2015).

(4.1)	Indenture, dated February 18, 2016, between MTW Foodservice Escrow Corp. and Wells Fargo Bank, National Association, as trustee.

(4.2)	Form of 9.500% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1).

(4.3)	Exchange and Registration Rights Agreement, dated February 18, 2016, between MTW Foodservice Escrow Corp. and Goldman, Sachs & Co., as representative of the initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITOWOC FOODSERVICE, INC.

Date: February 24, 2016	By:	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

MANITOWOC FOODSERVICE, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of February 18, 2016

Exhibit Number	Description

(3.1)	Amended and Restated Certificate of Incorporation of Manitowoc Foodservice, Inc. (incorporated by reference to Exhibit 3.1 to Amendment No. 3 to the Registration Statement on Form 10 of Manitowoc Foodservice, Inc. (File No. 001-37548), filed on December 21, 2015).

(4.1)	Indenture, dated February 18, 2016, between MTW Foodservice Escrow Corp. and Wells Fargo Bank, National Association, as trustee.

(4.2)	Form of 9.500% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1).

(4.3)	Exchange and Registration Rights Agreement, dated February 18, 2016, between MTW Foodservice Escrow Corp. and Goldman, Sachs & Co., as representative of the initial purchasers.